FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): March 7, 2003
                                                         ----------------

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)
                           New York                0-21695       11-2312854
           (State or other jurisdiction        (Commission     (I.R.S. Employer
        of incorporation or organization)        File Number)    I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS


On March 7, 2003 the Registrant issued a press release announcing its financial results for its second quarter of fiscal 2003 ended January 31, 2003, a copy of which is attached as Exhibit 99.1.


 ITEM 7. FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION AND
EXHIBITS.

(c) Exhibits:

99.1 - Press Release dated March 7, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      March 7, 2003


                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    /S/ Barry R. Steinberg
                                        --------------------
                                        Barry R. Steinberg
                                        President and Chief Executive Officer


Exhibit Index.

Exhibit No.            Description
99.1                   Press Release dated March 7, 2003